UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

            California                                        46-0476193
         (State or other         (Commission File Number)  (I.R.S. Employer
  jurisdiction of incorporation)                          Identification Number)

                27710 Jefferson Avenue
                      Suite A100
                 Temecula, California                              92590
       (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (909) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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


Item 4.01 - Changes in Registrant's Certifying Accountant

Although Vavrinek, Trine, Day & Co., LLP ("Vavrinek") has audited the accounts of Temecula Valley Bank, our principal subsidiary, since 1996 and of our Company, Temecula Valley Bancorp Inc., since its creation in mid-2002, we agreed with Vavrinek that they would resign upon the engagement of a replacement firm for the 2005 fiscal year. The resignation was prompted by the fact that, by mutual agreement between us and Vavrinek, it would be prudent to engage a firm with more resources to match our anticipated growth and operating complexity as well as a firm with several accelerated filer clients with stock that is publicly traded, like us. This decision was approved by our audit committee and our board. During the time we engaged Vavrinek, including our two most recent fiscal years ended December 31, 2003 and 2004, Vavrinek has never issued to us an adverse opinion or a disclaimer of opinion, and none of Vavrinek's opinions during such periods were qualified or modified as to uncertainty, audit scope or accounting principals. Moreover, during the time we engaged Vavrinek, including our two more recent fiscal years ended December 31, 2003 and 2004, and up to the date of this filing, there has never been, at any time, any disagreements on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Vavrinek, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During our two most recent fiscal years ended December 31, 2003 and 2004 and through the date of this filing, there has been no reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission.

Vavrinek will continue to assist us for several months until we retain a successor firm. We have not selected an independent registered public accounting firm for the 2005 fiscal year.

Attached to his filing is a letter from Vavrinek addressed to the Commission stating that Vavrinek agrees with the statements concerning the reasons for changing accountants, as set forth in this filing.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEMECULA VALLEY BANCORP INC.


Date: April 18, 2005                    By:   /s/ DONALD A. PITCHER
                                            ---------------------------------
                                            Donald A. Pitcher
                                            Chief Financial Officer

April 18, 2005



Securities and Exchange Commission
Washington, D.C.  20549

Dear Sirs/Madams:

We were previously the independent registered public accounting firm for Temecula Valley Bancorp Inc.

We have read the Company's statements included in Item 4.01 of its Form
8-K/A dated April 18, 2005, and are in agreement with the statements contained therein.

Sincerely,

/s/

David L. Dayton, Partner
for Vavrinek, Trine, Day & Co., LLP


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